Senior Secured/Unsecured Bond	6 Months Ended
Jun. 30, 2020
Senior Secured/Unsecured Bond
8.	Senior Unsecured Bond
On February 10, 2017, the Company issued senior unsecured bonds in an aggregate principal amount of $100.0 million with Nordic Trustee AS as the bond trustee (the “2017 Bonds”). The net proceeds of the issuance of the 2017 Bonds, together with cash on hand, were used to redeem in full all of the Company’s outstanding 9.0% senior unsecured bonds. The 2017 Bonds are governed by Norwegian law and listed on the Nordic ABM which is operated and organized by Oslo Børs ASA. The 2017 Bonds bear interest at a rate of 7.75% per annum and mature on February 10, 2021. Interest is payable semi-annually in arrears on February 10 and August 10.
The 2017 Bonds were due to mature in full on February 10, 2021 and become repayable on that date. However, on September 10, 2020, the Company issued senior unsecured bonds in an aggregate principal amount of $100.0 million (“2020 Bonds”). The Company used the net proceeds of the issuance of the 2020 Bonds to redeem in full all of the outstanding 2017 Bonds. The 2017 bonds are presented in the balance sheet as non-current
liabilities at June 30, 2020, notwithstanding they were redeemed in September 2020, as the new 2020 bonds were raised specifically to refinance the current liability.
On September 30, 2019 the Company entered into an amendment (the “2017 Bonds Amendment”) to the bond agreement governing the 2017 Bonds, with the bondholders’ approval, to amend one of the covenants in the 2017 Bonds. The covenant, requiring our interest coverage ratio, on a trailing four quarter basis, to be no less than 2.25 to 1.00 was amended to be a requirement of no less than 2.00 to 1.00 to be in line with a similar covenant in our secured term loan facilities and revolving credit facilities. In addition, the definition of interest under the 2017 Bonds excludes interest due or payable relating to debt financing associated with our obligations on the construction of the Marine Export Terminal. Under the terms of the 2017 Bonds Amendment, dividends may not be declared or paid by the Company until on or after December 31, 2020. An amendment fee and corporate fees associated with obtaining the 2017 Bonds Amendment of $1.3 million have been deferred and will be amortized over the period to redemption of the bonds.
The 2017 Bonds were redeemable by the Company, in whole or in part, at any time. Any 2017 Bonds redeemed until August 10, 2020 would have been redeemable at 101.9375% of par, and from August 11, 2020 to the maturity date were redeemable at 100% of par, in each case, plus accrued interest. Additionally, upon the occurrence of a “Change of Control Event” (as defined in the 2017 Bond Agreement), the holders of 2017 Bonds would have had an option to require us to repay such holders’ outstanding principal amount of 2017 Bonds at 101% of par, plus accrued interest.
Additional financial covenants (each as defined within the 2017 Bond Agreement) are: (a) The issuer shall ensure that the Group (meaning “the Company and its subsidiaries”) maintains a minimum liquidity of no less than $25.0 million; (b) to maintain an interest coverage ratio (as defined in the 2017 Bond Agreement) of not less than 2.0:1.0; and (c) maintain a Group equity ratio of minimum 30% (as defined in the 2017 Bond Agreement). At June 30, 2020, the Company was in compliance with all covenants for the 2017 Bonds.
The 2017 Bonds Amendment provides that we may not declare or pay dividends to shareholders until December 31, 2020 or, thereafter, if an event of default has occurred or is continuing. The 2017 Bond Agreement also limits us and our subsidiaries from, among other things, entering into mergers and divestitures, engaging in transactions with affiliates or incurring any additional liens which would have a material adverse effect. In addition, the 2017 Bond Agreement includes customary events of default, including those relating to a failure to pay principal or interest, a breach of covenant, false representation and warranty, a cross-default to other indebtedness, the occurrence of a material adverse effect, or our insolvency or dissolution.

The following table shows the breakdown of our senior unsecured bond and total deferred financing costs at December 31, 2019 and June 30, 2020:

	December 31, 2019	June 30, 2020
	(in thousands)
Senior Unsecured Bond
Total Bond	$100,000	$100,000
Less deferred financing costs	(1,487)	(606)

Total Bond, net of deferred financing costs	$98,513	$99,394

2018 Senior Secured Bonds [Member]
Senior Secured/Unsecured Bond
7.	Senior Secured Bond
On November 2, 2018, the Company issued senior secured bonds in an aggregate principal amount of NOK 600 million with Nordic Trustee AS as the bond trustee (the “2018 Bonds”). The net proceeds are being used to partially finance our portion of the capital cost for the construction of the Marine Export Terminal. The 2018 Bonds are governed by Norwegian law and are listed on the Nordic ABM which is operated and organized by Oslo Børs ASA. The 2018 Bonds bear interest at a rate equal to the
3-month
NIBOR plus 6.0% per annum, calculated on a
360-day
year basis and mature on November 2, 2023. Interest is payable quarterly in arrears on February 2, May 2, August 2 and November 2.
On the same date, the Company entered into a cross-currency interest rate swap agreement with Nordea Bank Abp (“Nordea”), with a termination date of November 2, 2023, to run concurrently with the 2018 Bonds. The interest rate payable by the Company under this cross-currency interest rate swap agreement is 6.608% plus
3-month
U.S. LIBOR and the transfer of the principal amount fixed at $71.7 million upon maturity in exchange for NOK 600 million.
The Company may redeem the 2018 Bonds, in whole or in part, at any time beginning on or after November 2, 2021. Any 2018 Bonds redeemed from November 2, 2021 until November 1, 2022, are redeemable at 102.4% of par, from November 2, 2022 until May 1, 2023, are redeemable at 101.5% of par, and from May 2, 2023 to the maturity date are redeemable at 100% of par, in each case, in cash plus accrued interest.
Additionally, upon the occurrence of a “Change of Control Event” (as defined in the 2018 Bond Agreement), the holders of 2018 Bonds have an option to require us to repay such holders’ outstanding principal amount of 2018 Bonds at 101% of par, plus accrued interest.
The financial covenants each as defined within the bond agreement are: (a) The issuer shall ensure that the Group (meaning “the Company and its subsidiaries”) maintains a minimum liquidity of no less than $25.0 million and (b) maintain a Group equity ratio of at least 30% (as defined in the 2018 Bond Agreement). At June 30, 2020, the Company was in compliance with all covenants for the 2018 Bonds.

The 2018 Bond Agreement provides that we may declare dividends from January 1, 2020, payable at the earliest from January 1, 2021 so long as such dividends do not exceed 50% of our cumulative consolidated net profits after taxes from January 1, 2020. The 2018 Bond Agreement also limits us and our subsidiaries from, among other things, entering into mergers and divestitures, engaging in transactions with affiliates or incurring any additional liens which would have a material adverse effect. In addition, the 2018 Bond Agreement includes customary events of default, including those relating to a failure to pay principal or interest, a breach of covenant, false representation and warranty, a cross-default to other indebtedness, the occurrence of a material adverse effect, or our insolvency or dissolution.
The following table shows the breakdown of our senior secured bond and total deferred financing costs as of December 31, 2019 and June 30, 2020:

	December 31, 2019	June 30, 2020
	(in thousands)
Senior Secured Bond
Total Bond	$68,368	$61,803
Less deferred financing costs	(865)	(867)

Total Bond, net of deferred financing costs	$67,503	$60,936